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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 22, 1999

FLIR SYSTEMS, INC.
(exact name of registrant as specified in its charter)

Oregon                                    0-21918                 93-0708501
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon                          97224
(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code: (503)684-3731

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Item 5.  OTHER EVENTS

         On April 22, 1999, FLIR Systems, Inc. (the "Company") issued a press release announcing the Company's expectations as to revenue and earnings for the quarter ended March 31, 1999. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1 Press Release issued by FLIR Systems, Inc. on April 22, 1999

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 23, 1999.

                                          FLIR SYSTEMS, INC.
                                          (Registrant)

                                          /s/ J. Mark Samper
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                                          J. Mark Samper
                                          Vice President and
                                          Chief Financial Officer